Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied Minerals, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof, I, Christopher T. Carney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2016	By:	/s/ CHRISTOPHER T. CARNEY
Christopher T. Carney
Chief Financial Officer